UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2020

ZOOM TELEPHONICS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

  Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin Street, Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On July 17, 2020, Zoom Telephonics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i)
the election of eight directors to serve for the ensuing year until their successors are duly elected and qualified;

(ii)
the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

(iii)
a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote); and

(iv)
an advisory vote on the frequency of holding future say-on-pay votes;

The voting results are reported below.

Proposal 1 - Election of Directors

David Allen, Joseph Donovan, Philip Frank, Jeremy Hitchcock, Joshua Horowitz, Peter R. Kramer, Frank B. Manning and Peter Sykes were elected as directors for the ensuing year until their successors are duly elected. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Allen	15,129,059	4,011	3,462,071
Joseph Donovan	5,612,463	9,520,607	3,462,071
Philip Frank	15,094,251	38,819	3,462,071
Jeremy Hitchcock	12,977,955	2,155,115	3,462,071
Joshua Horowitz	15,128,933	4,137	3,462,071
Peter R. Kramer	5,577,009	9,556,061	3,462,071
Frank B. Manning	5,614,375	9,518,695	3,462,071
Peter Sykes	15,003,475	129,595	3,462,071

Proposal 2 - Ratification of the Appointment of Marcum LLP

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
18,588,865	297	5,979

Proposal 3 – Say on Pay

The non-binding advisory vote the compensation of the Company’s named executive officers was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,167,909	492,194	472,967	3,462,071

Proposal 4 – Say on Pay Frequency

The advisory vote on the frequency of holding future say-on-pay votes was approved with a frequency of one year. Votes against the proposal were not applicable. The results of the vote were as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
15,102,122	15,644	3,636	11,668	3,462,071

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: July 22, 2020	By:	/s/ JACQUELYN BARRY HAMILTON
Jacquelyn Barry Hamilton
Chief Financial Officer